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                                                                  Exhibit 10.9


                           SOFTWARE LICENSE AGREEMENT


                 CR Software, Inc. agrees to grant and NCO Financial Systems Inc., DBA National Collections Office (henceforth referred to as Customer) agrees to accept on the following terms and conditions, nontransferable and non exclusive licenses to use the credit bureau reporting software package (Licensed Programs) herein delivered with this agreement.


TERMS: This agreement and any licenses, programs or materials to which it applies may not be assigned, sublicensed or otherwise transferred by the Customer without prior written consent from CR Software. CR Software is the sole owner of the licensed programs. No right to print or copy, in whole or in part, the licensed programs is granted except as hereinafter expressly provided.

PERMISSION
TO COPY: The Customer may copy the licensed programs ONLY for use as backup copies. These backup copies are for the SOLE use of the customer. The Customer must obtain a separate license for each office in which the licensed programs will be operated.

PROTECTION
AND SECURITY:    The Customer agrees not to provide or otherwise make available any licensed program including but not limited to program listings, object code and source code, in any form to any person or entity other than CR Software, without prior written consent from CR Software.

LIMITATION OF
LIABILITY:       CR Software shall have no liability or responsibility to
                 customer or any other person or entity with respect to any liability, loss or damage caused or alleged to be caused directly or indirectly by computer equipment or programs sold or licensed by CR Software, including but not limited to any interruption of service, loss of business or anticipatory profits or consequential computer equipment and/or computer programs. CR Software warrants that its software performs the functions and features stated in its literature.




                 INITIAL                            INITIAL
                        --------                           ---------
                 Customer                           CR Software
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                 This software is sold as is and is not warranted for fitness for a particular purpose regardless of any statements that may have been made by CR Software or its employees.

RESPONSIBILITIES:

                 CR Software will correct any programming errors in its software that may be uncovered in the course of operating the system. These corrections will be made available free of charge to any one licensed to use the system. CR Software reserves the right to charge an optional software maintenance fee. CR Software is not responsible for the correction of errors in NCR or other companies' software.

MULTIUSER
INFORMATION:

                 Customers using the multi-user or cardless versions of our software agree to purchase the UNIX operating system. As stated in the responsibilities section, CR Software is not responsible for maintaining or correcting errors in the UNIX operating system.

GENERAL:

                 Good data processing procedure dictates that the Customer test the programs, run and test sample data, and run the system previously in use for a period of time adequate to insure that the results of operation of the computer equipment and/or programs are satisfactory.



                           Customer Signature:   /s/ Michael J. Barrist
                                                 ------------------------

                           Name (Please Print):
                                                 ------------------------
                           Title (Please Print):
                                                 ------------------------
                           Date:
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                           CR Software Signature:
                                                 ------------------------

                           Name (Please Print):
                                                 ------------------------
                           Title (Please Print):
                                                 ------------------------
                           Date:
                                                 ------------------------
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                         CR SOFTWARE PURCHASE AGREEMENT

Purchaser: NCO Financial Systems Inc.
           DBA National Collections Office
           1777 Walton Road
           Blue Bell, PA 19422

The Purchaser agrees to acquire the hardware and software package described below:


HARDWARE:

1 Tower 32/600 SCSI Disk Sub-System:
     Frame and Cabinet
     Power Supply
     SCSI Disk Controller
     One 8" 368 MB Winchester Disk
     One 32/600 SCSI Disk Sub-System Cable
     One SCSI Interface Board

     TOTAL HARDWARE                            $15,000


SOFTWARE:

     CRS Credit Bureau Reporting Software      $ 1,960



     TOTAL SYSTEM PRICE                        $16,960.00

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The NCR Tower 32/600 SCSI Disk Sub-System has the capacity to house up to three internal hard drives, thus providing a maximum of 1104 MB of internal storage. The above system is configured with one 368 MB hard drive providing storage for approximately 300,000 debtors.

The CR Software Credit Bureau Reporting package will convert your data from its current format to the format required by the credit bureau you wish to report. As soon as you provide CRS with the credit bureau and appropriate contacts, CRS will make the necessary arrangements for the Purchaser to begin reporting to that credit bureau.

Purchaser agrees to provide a $15,000 deposit with this order. The balance of the system, $1,960, is due and payable after the software has been used to generate the first monthly credit bureau report.

Purchaser agrees to sign and abide by the terms of our software licensing agreement.

CR Software agrees to pay for all installation and delivery charges for the NCR 32/600 SCSI Disk Sub-System.

CR Software will support the Credit Bureau Reporting Software at no additional charge provided NCO Financial Systems, Inc. remains on CRS monthly support.


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Purchaser Signature:               /s/ Michael J. Barrist
                                   ---------------------------

Name (Please Print):
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Title (Please Print):
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Date:
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CR Software Signature:
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Name (Please Print):
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Title (Please Print):
                                   ---------------------------
Date:
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